SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 18, 2001

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)



              Delaware               02-020992             04-2842217
              --------               ---------             ----------
    (State or other jurisdiction    (Commission          (IRS Employer
          of Incorporation)         File number)       Identification No.)


        1700 Westlake Ave N. #500                 98109-3044
           Seattle, Washington                    ----------
           -------------------                    (Zip Code)
          (Address of principal
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code



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Item  5.  Other  Events
-----------------------

     On September 18, 2001, the company issued a press release, attached to this Form 8-K as Exhibit 99.1, announcing an agreement to acquire Predict AG, the leading provider of business analytic solutions in Switzerland.

Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated September 18, 2001.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSIGHTFUL  CORPORATION



September 26, 2001           By:  By  /s/  Sarwat  H.  Ramadan
                                ------------------------------
                                Sarwat  H.  Ramadan
                                Vice President, Finance & Administration, Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Exhibit

99.1           Press Release dated September 18, 2001.